LOAN AGREEMENT between INDIANA FINANCE AUTHORITY, as Issuer and UNITED STATES STEEL CORPORATION $33,300,000 Indiana Finance Authority Environmental Improvement Revenue Bonds, Series 2020A (United States Steel Corporation Project) And Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds, Series 2020B (United States Steel Corporation Project) Dated as of November 1, 2020

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ........................................................................................................... 2 Section 1.01. Use of Defined Terms ......................................................................................... 2 Section 1.02. Definitions .......................................................................................................... 2 Section 1.03. Interpretation ....................................................................................................... 5 Section 1.04. Captions and Headings ....................................................................................... 5 ARTICLE II REPRESENTATIONS .............................................................................................. 6 Section 2.01. Representations and Covenants of Issuer ........................................................... 6 Section 2.02. Representations and Covenants of Company ..................................................... 6 ARTICLE III COMPLETION OF PROJECT FACILITIES; ISSUANCE OF BONDS ............... 7 Section 3.01. Completion of Project Facilities ......................................................................... 7 Section 3.02. Issuance of Bonds; Application of Proceeds ...................................................... 8 Section 3.03. Company Required to Provide Additional Moneys in Event Moneys Insufficient to Redeem Refunded Bonds ............................................................ 9 Section 3.04. Investment of Fund Moneys ............................................................................... 9 Section 3.05. Issuer’s Fees ...................................................................................................... 10 ARTICLE IV LOAN BY ISSUER; REPAYMENT OF INSTALLMENT PAYMENTS AND ADDITIONAL PAYMENTS ....................................................................................................... 10 Section 4.01. Loan of Proceeds; Installment Payments .......................................................... 10 Section 4.02. Additional Payments ......................................................................................... 11 Section 4.03. Deposit of Moneys in Bond Fund; Moneys for Purchase and Redemption ....................................................................................................... 11 Section 4.04. Obligations Unconditional ................................................................................ 11 Section 4.05. Assignment by Company .................................................................................. 12 Section 4.06. Assignment by Issuer ........................................................................................ 12 ARTICLE V ADDITIONAL AGREEMENTS AND COVENANTS ......................................... 12 Section 5.01. Lease, Sale or Grant of Use by Company ......................................................... 12 Section 5.02. Indemnification of Issuer and Trustee .............................................................. 13 Section 5.03. Company Not to Adversely Affect Exclusion from Gross Income of Interest on Bonds .............................................................................................. 14 Section 5.04. Company to Maintain its Existence; Mergers or Consolidations ..................... 14 Section 5.05. Reports and Audits ............................................................................................ 15 Section 5.06. Insurance ........................................................................................................... 15 Section 5.07. Company to Furnish Notices and Opinions Relating to Changes in Interest Rate Periods ......................................................................................... 16 ARTICLE VI OPTIONS; PREPAYMENT OF INSTALLMENT PAYMENTS ........................ 16 Section 6.01. Options to Terminate Agreement ..................................................................... 16 Section 6.02. Option to Prepay Installment Payments upon Extraordinary Optional Redemption under Indenture ............................................................................ 16 Section 6.03. Mandatory Prepayment of Installment Payments ............................................. 16 Section 6.04. Actions by Issuer .............................................................................................. 17 i

Section 6.05. Release of Indenture in Event of Prepayment of Installment Payments ........... 17 ARTICLE VII EVENTS OF DEFAULT AND REMEDIES ....................................................... 17 Section 7.01. Events of Default .............................................................................................. 17 Section 7.02. Remedies on Default ......................................................................................... 18 Section 7.03. No Remedy Exclusive ...................................................................................... 18 Section 7.04. Agreement to Pay Fees and Expenses .............................................................. 18 Section 7.05. No Waiver ......................................................................................................... 19 Section 7.06. Notice of Default .............................................................................................. 19 ARTICLE VIII DISCLOSURES .................................................................................................. 19 Section 8.01. [Reserved]. ........................................................................................................ 19 ARTICLE IX MISCELLANEOUS .............................................................................................. 19 Section 9.01. Term of Agreement ........................................................................................... 19 Section 9.02. Amounts Remaining in Funds .......................................................................... 19 Section 9.03. Notices .............................................................................................................. 20 Section 9.04. Extent of Covenants of Issuer; No Personal Liability ...................................... 20 Section 9.05. Binding Effect ................................................................................................... 20 Section 9.06. Amendments and Supplements ......................................................................... 20 Section 9.07. Execution Counterparts ..................................................................................... 20 Section 9.08. Severability ....................................................................................................... 20 Section 9.09. Governing Law ................................................................................................. 20 Section 9.10. Further Assurances and Corrective Instruments ............................................... 20 Section 9.11. Issuer and Company Representatives ............................................................... 20 Section 9.12. Immunity of Incorporators, Stockholders, Officers and Directors ................... 21 Section 9.13. Section Headings .............................................................................................. 21 Section 9.14. Concerning the Trustee ..................................................................................... 21 Section 9.15. Limitation of Liability of the Issuer .................................................................. 21 Section 9.16. Disclosures ........................................................................................................ 23 Section 9.17. Purchase of Bonds ............................................................................................ 24 EXHIBIT A PROJECT FACILITIES EXHIBIT B FORM OF DISBURSEMENT REQUEST EXHIBIT C FORM OF COMPLETION CERTIFICATE ii

LOAN AGREEMENT THIS LOAN AGREEMENT (this “Agreement”) made and entered into as of November 1, 2020, by and between the INDIANA FINANCE AUTHORITY (the “Issuer”), a body politic and corporate, not a state agency but an independent instrumentality exercising essential public functions, duly organized and validly existing under the laws of the State of Indiana (the “State”), duly organized and validly existing under and by virtue of the Indiana Code Title 5, Article 1.2, as amended (the “Act”), and UNITED STATES STEEL CORPORATION, a corporation duly organized and existing under and pursuant to the laws of the State of Delaware, and duly qualified to own property and transact business in the State (the “Company”), under the circumstances summarized in the following recitals (capitalized terms used and not defined in the recitals being used as defined in Article I): WHEREAS, by virtue of the Act and pursuant to its corporate authorization, the Issuer is authorized to enter into this Agreement and to do or cause to be done all the acts and things herein or in the Indenture (as hereinafter defined) provided or required to be done by it, to issue the Bonds, as defined herein, and to loan the proceeds of such Bonds to the Company for the purpose of (i) financing a portion of the costs of acquiring, engineering, constructing, installing and equipping certain solid waste disposal facilities at chemical and steel producing plants at the Company’s Gary Complex located in the City of Gary, Indiana, including but not limited to a landfill, dust catcher and integral components of these facilities (collectively, the “2020 Project”), and (ii) refunding the remaining outstanding principal amount of the Issuer’s $88,810,000 Environmental Improvement Revenue Refunding Bonds, Series 2010 (United States Steel Corporation Project) (the “Refunded Bonds”), which Refunded Bonds were issued for the purpose of refunding two prior issues of the Issuer’s bonds (the “Prior Bonds”), the proceeds of which were used to finance or refinance certain pollution control facilities at the Company’s Gary Complex, which facilities are generally described in Exhibit A to the Agreement (collectively, the “Refunding”); and WHEREAS, the Issuer has determined to issue and sell, in the aggregate principal amount of (i) $33,300,000 its Environmental Improvement Revenue Bonds, Series 2020A (United States Steel Corporation Project) (the “Series 2020A Bonds”), and (ii) its Environmental Improvement Revenue Bonds, Series 2020B (United States Steel Corporation Project) (the “Series 2020B Bonds, and together with the Series 2020A Bonds, the “Bonds”), each pursuant to the terms of a Trust Indenture (the “Indenture”) dated as of November 1, 2020, from the Issuer to The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), for the purposes heretofore described and to enter into this Agreement and secure the Bonds by the pledge and assignment of Installment Payments to be made by the Company hereunder; and WHEREAS, the Company has also agreed under this Agreement to pay, or cause to be paid, when due certain expenses and other costs incurred by the Issuer and the Trustee in connection with this Agreement, the Indenture and the issuance of the Bonds; and WHEREAS, the Bonds are special and limited obligations of the Issuer and the Issuer is obligated to pay the principal of the Bonds and the interest accruing thereon only from the Pledged Receipts (consisting primarily of the Installment Payments), as defined in the Indenture, as authorized in the Act and neither the principal of the Bonds, nor the interest accruing thereon, shall ever constitute a general indebtedness of the Issuer or an indebtedness of the State or any political subdivision or instrumentality thereof, within the meaning of any constitutional or statutory provision whatsoever, or shall ever constitute or give rise to a pecuniary liability of the State or any political subdivision or instrumentality thereof, nor will the Bonds be, or be deemed to be, an obligation of the State or any political subdivision or instrumentality thereof; and WHEREAS, all acts and conditions required to happen, exist and be performed precedent to and in the issuance of the Bonds have happened, do exist and have been performed, or at the delivery of the Bonds will exist, will have happened and will have been performed, (a) to make the Bonds, when issued, delivered and authenticated, valid special and limited obligations of the Issuer in accordance with the terms thereof, and (b) to make this Agreement a valid and binding agreement of the parties hereto in accordance with its terms. NOW, THEREFORE, for and in consideration of the premises, the respective representations and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto, recognizing that under the Act this Agreement shall not in any way obligate the State or any agency or political subdivision thereof, including, without limitation, the Issuer, to raise any money by taxation (the Issuer has no taxing power) or use other public moneys for any purpose in relation to the Project Facilities and that neither the State nor any agency or political subdivision thereof, including, without limitation, the Issuer, shall pay or promise to pay any debt or meet any financial obligation to any Person at any time in relation to the Project Facilities, except from moneys received or to be received under the provisions of this Agreement or derived from the exercise of the rights of the Issuer hereunder, agree as follows: ARTICLE I DEFINITIONS Section 1.01. Use of Defined Terms. In addition to the words and terms defined elsewhere in this Agreement, or by reference to another document, the words and terms set forth in Section 1.02 shall have the meanings set forth therein unless the content or use clearly indicates another meaning or intent. In addition, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. Section 1.02. Definitions. The following terms shall have the following meanings: “Additional Payments” means payments due hereunder as described in Section 4.02 in addition to the Installment Payments. “Agreement” means this Loan Agreement as amended or supplemented from time to time. “Bonds” has the meaning set forth in the recitals to this Agreement. “Code” means the Internal Revenue Code of 1986, as amended, the regulations (whether proposed, temporary or final) under that Code or the statutory predecessor of that Code, and any amendments of, or successor provisions to, the foregoing and any official rulings, announcements, notices, procedures and judicial determinations regarding any of the foregoing, all as and to the extent applicable. Unless otherwise indicated, reference to a Section of the Code means that Section 2 of the Code, including such applicable regulations, rulings, announcements, notices, procedures and determinations pertinent to that Section of the Code. “Company Purchase Date” means, with respect to the related Bonds, any date on which the Company purchases such Bonds in lieu of optional redemption under Section 4.07 of the Indenture. “Completion Certificate” means a certificate in substantially the form attached hereto as Exhibit C. “Continuing Disclosure Agreement” means the Continuing Disclosure Agreement, dated the Date of Issuance, executed by the Company, as originally executed or as it may from time to time be supplemented or amended. “Conversion Date” means each Business Day, other than a Mandatory Purchase Date, on which Bonds are subject to optional redemption under Section 2.03(f), (g) or (h) of Exhibit B of the Indenture and are converted at the option of the Company in accordance with Section 2.03 (1) of Exhibit B of the Indenture from the Term Interest Rate Period then in effect for such Bonds to a Fixed Interest Rate Period or vice versa, (2) from a Term Interest Rate Period then in effect for such Bonds to another Term Interest Rate Period or (3) from a Fixed Interest Rate Period then in effect for such Bonds to another Fixed Interest Rate Period and on which such Bonds are required to be tendered for purchase in accordance with Section 3.01 of Exhibit B of the Indenture. “Event of Default” means any of the events described as an Event of Default in Section 7.01. “Indenture” has the meaning set forth in the recitals to this Agreement. “Installment Payments” means the amounts required to be paid by the Company to the Trustee on behalf of the Issuer as described in, and pursuant to, Section 4.01(a) on each date on which payment of principal or redemption price of or interest on the Bonds is due, as installments for the purchase price of the Project Facilities, sufficient to enable the Trustee to make such payment in full. “Issuer” has the meaning set forth in the first paragraph of this Agreement. “Loan” means the loan of the Bond proceeds from the Issuer to the Company as provided in Section 4.01. “1954 Code” means the Internal Revenue Code of 1954, as amended, the regulations (whether proposed, temporary or final) under the Code, and any amendments of, or successor provisions to, the foregoing and any official rulings, announcements, notices, procedures and judicial determinations regarding any of the foregoing, all as and to the extent applicable. Unless otherwise indicated, references to a Section of the 1954 Code means that Section of the 1954 Code, including such applicable regulations, rulings, announcements, notices, procedures and determinations pertinent to that Section of the 1954 Code. 3

“Notice Address” means: (a) As to the Issuer: Indiana Finance Authority One North Capital Avenue, Suite 900 Indianapolis, IN 46204 Attention: Public Finance Director of the State of Indiana Facsimile No.: (317) 232-6786 (b) As to the Company: United States Steel Corporation 600 Grant Street, 61st Floor Pittsburgh, PA 15219-2800 Attention: Vice President - Treasurer & Chief Risk Officer Facsimile No.: (412)433-1167 With a copy to the Company at: United States Steel Corporation 600 Grant Street, 19th Floor Pittsburgh, PA 15219-2800 Attention: Manager - Corporate Finance Facsimile No.: (412) 433-4567 (c) As to the Trustee: The Bank of New York Mellon Trust Company, N.A. 500 Ross Street, 12th Floor Pittsburgh, PA 15259 Attention: Corporate Trust Administration Facsimile No.: (412) 236-0870 or such additional or different address, notice of which is given under Section 10.03. “Person” or words importing persons mean any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof. “Project” means the acquisition, construction, installation and equipping of a portion of the Project Facilities. “Project Facilities” means, generally, the pollution control facilities financed in part from the proceeds of earlier issues of the Issuer’s bonds that were refunded from the proceeds of the Refunded Bonds and in part from the proceeds of the Series 2020A Bonds, as such Project Facilities are listed and described in Exhibit A hereto, and may also be limited, when appropriate in the context, to those specific capital assets and equipment remaining in the ownership of the Company 4 and in the physical state, condition and manner of operation existing on the date of issuance of a relevant series of Bonds. “Purchase Price” means (a) with respect to Bonds to be purchased on a Company Purchase Date pursuant to Section 4.07 of the Indenture or a Conversion Date pursuant to Section 3.01 of Exhibit B of the Indenture, an amount equal to the redemption price at which such Bonds would have been redeemed under the Indenture if such Bonds were redeemed rather than purchased on such Company Purchase Date or Conversion Date, and (b) with respect to Bonds to be purchased on a Mandatory Purchase Date pursuant to Section 3.01 of Exhibit B of the Indenture, an amount equal to the principal amount of the Bonds to be purchased on such Mandatory Purchase Date. Because each Company Purchase Date, Conversion Date and Mandatory Purchase Date is an Interest Payment Date, any accrued interest due on Bonds on such dates will be paid as interest due on such Bonds on such dates and not as part of the Purchase Price. “Refunded Bonds Indenture” means the Trust Indenture dated as of May 1, 2010, as supplemented and amended to the date hereof, between the Issuer and the Refunded Bonds Trustee pursuant to which the Refunded Bonds were issued. “Refunded Bonds Trustee” means The Bank of New York Mellon Trust Company, N.A., in its capacity as trustee for the Refunded Bonds. “Tax Regulatory Agreement” means the Tax Regulatory Agreement and No Arbitrage Certificate in respect of the Bonds and dated as of the date of delivery of the Bonds, and any permitted amendments or supplements thereto. Section 1.03. Interpretation. Unless the context clearly indicates otherwise, the terms defined in this Article I (and elsewhere in this Agreement) and in the Indenture shall, for all purposes of this Agreement and all agreements supplemental hereto, have the meanings hereby ascribed to them. Such terms, together with all other provisions of this Agreement, shall be read and understood in a manner consistent with the provisions of the Act. Words or phrases importing the masculine gender shall be read and understood to include the feminine and neuter genders and those importing number shall include singular or plural, both as appropriate to the context. Any reference herein to the Issuer, to its board or to any designated officer, includes entities or officials succeeding to their respective functions, duties or responsibilities pursuant to or by operation of law or lawfully performing their functions. Any reference to a section, provision or chapter of the laws of the State or to any statute of the United States of America includes that section, provision or chapter or statute as amended, modified, revised, supplemented or superseded from time to time; provided, that no such amendment, modification or similar change shall apply solely by reason of this provision, if it constitutes in any way an impairment of the rights or obligations of the Issuer, the Holders, the Trustee or the Company under this Agreement. Section 1.04. Captions and Headings. The captions and headings in this Agreement are solely for convenience of reference and in no way define, limit or describe the scope or intent of any Articles, Sections, subsections, paragraphs, subparagraphs or clauses hereof. 5

ARTICLE II REPRESENTATIONS Section 2.01. Representations and Covenants of Issuer. The Issuer represents that (a) it is duly organized and validly existing under the Constitution and laws of the State, including the Act; (b) it has duly accomplished all conditions necessary to be accomplished by it prior to the issuance and delivery of the Bonds and the execution and delivery of this Agreement, the Indenture, the Tax Regulatory Agreement and the Bond Purchase Agreement; (c) it is not in violation of or in conflict with any provisions of the laws of the State which would impair its ability to carry out its obligations contained in this Agreement, the Indenture, the Tax Regulatory Agreement or the Bond Purchase Agreement; (d) it is empowered to enter into the transactions contemplated by this Agreement, the Indenture, the Tax Regulatory Agreement and the Bond Purchase Agreement; (e) it has duly authorized the execution, delivery and performance of this Agreement, the Indenture, the Tax Regulatory Agreement and the Bond Purchase Agreement; (f) to the best of its knowledge and belief, based solely upon the application submitted by the Company and upon other representations made, information presented and testimony given by the Company, the Bonds will further the public purposes of the Act and of the Issuer; and (g) it will do all things in its power in order to maintain its existence or assure the assumption of its obligations under this Agreement, the Indenture, the Tax Regulatory Agreement and the Bond Purchase Agreement by any successor public body. Section 2.02. Representations and Covenants of Company. The Company represents and covenants that: (a) It is a corporation duly organized and existing under and pursuant to the laws of the State of Delaware. The Company is qualified to do business in the State. (b) It has full power and authority to execute, deliver and perform its obligations under this Agreement, the Tax Regulatory Agreement, the Continuing Disclosure Agreement[, the Remarketing Agreement] and the Bond Purchase Agreement and to enter into and carry out the transactions contemplated by those documents; such execution, delivery and performance does not, and will not, violate any provision of law applicable to the Company or the Company’s articles of incorporation, code of regulations, bylaws or other corporate charter or similar instrument each as may be amended, and does not, and will not, conflict with or result in a default under any agreement or instrument to which the Company is a party or by which it is bound; this Agreement, the Tax Regulatory Agreement and the Bond Purchase Agreement have, by proper action, been duly authorized, executed and delivered by the Company and all steps necessary have been taken to constitute this Agreement, the Tax Regulatory Agreement and the Bond Purchase Agreement legal, valid and binding obligations of the Company. (c) Each of the Project Facilities was, at the time originally placed in service, or will be, at the time it is placed in service, a “pollution control facility” used in whole or in part to control, reduce, abate or prevent, air, noise, water or general environmental pollution, and was designed to meet applicable federal, state and local requirements for the control of air or water pollution in effect at or about the time the respective series of the Issuer’s bonds 6 used to finance the Project Facilities were issued. The Project Facilities were constructed for no significant purpose other than the control of air or water pollution, and not principally designed to result in any increase in production or capacity, or in a material extension of the useful life of a manufacturing or production facility or a part thereof that is owned, operated or used by the Company. (d) At the time of issuance of the earlier issues of the Issuer’s bonds used to finance the Project Facilities, at the time of issuance of the Refunded Bonds and at all times subsequent thereto, the Company has complied with all applicable requirements of the 1954 Code and the Code necessary to ensure the continuing tax-exempt status of such earlier issues and of the Refunded Bonds. (e) At the time of issuance of the Bonds and at all times subsequent thereto, the Company has complied with and will comply with all applicable requirements of the Code necessary to ensure that the interest on the Bonds is and will remain excludable from gross income for federal income tax purposes. (f) All of the proceeds of the Series 2020B Bonds will be used exclusively to retire the Refunded Bonds within 90 days of the date of issuance of the Series 2020B Bonds. None of the proceeds of the Series 2020B Bonds will be used to provide working capital or pay costs of issuance of the Bonds. (g) Each one and all of the representations and warranties of the Company contained in the Tax Regulatory Agreement, as executed and delivered simultaneously with this Agreement, are true and correct. (h) The Company will comply with the applicable requirements of Rule 15c2- 12 as promulgated by the Securities and Exchange Commission and recognizes that the Issuer is not an “obligated person” within the meaning of said Rule. ARTICLE III COMPLETION OF PROJECT FACILITIES; ISSUANCE OF BONDS Section 3.01. Completion of Project Facilities. The Company represents that the acquisition and/or construction of the Project Facilities financed with the earlier issues of the Issuer’s bonds have been completed and that the proceeds derived from the sale of the earlier issues of the Issuer’s bonds used to finance or refinance the Project Facilities and the refunding of the Prior Bonds, including any investment thereof, were expended in accordance with the provisions of all bond authorization, security and tax regulatory agreements executed in respect of all such bonds and the Refunded Bonds and in respect of the installation, operation or use of the Project Facilities and the refunding of the Prior Bonds. The Company represents that the Project Facilities financed with proceeds of the Series 2020A Bonds will be completed and that the proceeds of the Series 2020A Bonds, including any investment thereof, will be expended in accordance with the provisions of all bond authorizations, security and tax regulatory agreements and certificates executed in respect of the Bonds and in respect of the installation, operation and use of the Project Facilities. Upon completion of the Project Facilities financed with the Series 2020A Bonds, the Company shall deliver to the Trustee a Completion Certificate. 7

Section 3.02. Issuance of Bonds; Application of Proceeds. (a) To provide funds to make the Loan for the purpose of financing the Project, upon satisfaction of the conditions set forth herein and in the Bond Resolution, the Issuer will issue, sell and deliver the Series 2020A Bonds. To provide funds for the purpose of refunding the Refunded Bonds, the Issuer will issue, sell and deliver the Series 2020B Bonds. The Bonds will be issued in accordance with and pursuant to the Indenture in the aggregate principal amount, will bear interest at the rate or rates, will mature and will be subject to redemption as set forth therein. The Company hereby approves the terms and conditions of the Indenture, and the Bonds, and the terms and conditions under which the Bonds will be issued, sold and delivered. (b) The proceeds from the sale of the Bonds shall be loaned to the Company and paid to the Trustee and deposited as follows (a) a sum equal to accrued interest, if any, shall be deposited in the Bond Fund (b) the balance shall be deposited in the accounts of the Project Fund as set forth in the Indenture. (i) Each disbursement request from the Series 2020A Project Account of the Indenture shall be on the form attached hereto as Exhibit B, executed by an Authorized Company Representative. Subject to the provisions below, disbursements from the Series 2020A Project Account shall be made only to reimburse or pay the Company, or any person designated by the Company, for the following: i. Costs incurred directly or indirectly for or in connection with the acquisition, construction, installation or equipment of the related Project Facilities, including costs incurred in respect of the Project for preliminary planning and studies; architectural, legal, engineering, surveying, accounting, consulting, supervisory and other services; labor, services and materials; and recording of documents and title work; ii. Subject to the limitations set forth in the Act, financial, legal, accounting, printing and engraving fees, charges and expenses, and all other such fees, charges and expenses incurred in connection with the authorization, sale, issuance and delivery of the Bonds; or iii. Payment of interest and carrying charges with regard to the Series 2020A Bonds incurred before the related Project Facilities were placed in service. iv. Any other costs, expenses, fees and charges properly chargeable to the cost of the acquisition, construction, installation or equipping of the Project Facilities and that comply with the Company’s representations and warranties in Section 2.02 of this Agreement. (ii) Disbursements of moneys in the Series 2020B Clearing Account shall be made by the Trustee in order to defease and/or redeem the Refunded Bonds, pursuant to written instructions delivered by the Company to the Trustee and to the Refunded Bonds Trustee; provided, in all events, all moneys in the Clearing Fund shall be fully disbursed for the redemption of the Refunded Bonds on or before 90 days following the date of issuance of the Bonds. Upon the deposit with the Refunded Bonds Trustee of adequate funds, or Government Obligations (as defined in the Refunded Bonds Indenture) which would produce adequate funds, for the payment of all Bond 8

Service Charges (as defined in the Refunded Bonds Indenture) due on the Refunded Bonds on the date of their redemption and provided the other provisions of Article IX of the Refunded Bonds Indenture have been met, the Company shall be permitted to seek a release of the lien of any and all documents providing for the payment of the Refunded Bonds, including particularly the Refunded Bonds Indenture and the related Loan Agreement, and may seek repayment of any unrequired funds on deposit in the Series 2020B Clearing Account, pursuant to Section 5.07 of the Indenture. Section 3.03. Company Required to Provide Additional Moneys in Event Moneys Insufficient to Redeem Refunded Bonds. If moneys disbursed from the Series 2020B Clearing Account to the Refunded Bonds Trustee are not sufficient to defease or redeem the Refunded Bonds, the Company shall, nonetheless, not later than the date fixed for redemption of the Refunded Bonds, pay to the Refunded Bonds Trustee, in immediately available funds, any such additional moneys as shall be needed, including, without limitation, amounts for interest accrued to that date, from its own funds to defease or redeem the Refunded Bonds. The Company shall not be entitled to any reimbursement therefor from the Issuer, the Trustee or any Holder; nor shall it be entitled to any abatement, diminution or postponement of the Installment Payments as a consequence of such payment. The Company acknowledges and agrees that there is no implied or express warranty by the Issuer that the proceeds of the Bonds will be sufficient to redeem the Refunded Bonds. Section 3.04. Investment of Fund Moneys. At the written direction of the Authorized Company Representative, any moneys held as part of the Bond Fund, the Rebate Fund and the Clearing Fund shall be invested or reinvested by the Trustee in Eligible Investments; provided that, if the Refunded Bonds are to be defeased in accordance with the provisions of Section 9.02 of the Refunded Bonds Indenture, any moneys in the Clearing Fund shall be invested in Eligible Investments constituting Government Obligations as provided in Section 9.02 of the Refunded Bonds Indenture. Each of the Issuer and the Company hereby covenants that it will restrict any investment and reinvestment and the use of the proceeds of the Bonds in such manner and to such extent, if any, as may be necessary so that the Bonds will not constitute arbitrage bonds under Section 148 of the Code. The Company shall provide the Issuer with a certificate of an appropriate officer, employee or agent of or consultant to the Company for inclusion in the transcript of proceedings for the Bonds, setting forth the reasonable expectations of the Company on the date of delivery of and payment for the Bonds regarding the amount and use of the proceeds of the Bonds and the facts, estimates and circumstances on which those expectations are based. The Company agrees that at no time shall any funds constituting gross proceeds of the Bonds be used in any manner to cause or result in a prohibited payment under applicable regulations pertaining to, or in any other fashion as would constitute failure of compliance with, Section 148 of the Code. If there is any amount required to be paid to the United States pursuant to Section 148(f) of the Code or Section 5.03 of the Indenture, the Company shall pay such amount to the Trustee for deposit to the Rebate Fund created under Section 5.03 of the Indenture, who will, acting on behalf of the Company, submit the payment to the United States. 9

Section 3.05. Issuer’s Fees. The Company will pay the Issuer’s closing fee in the amount of $40,000 and the legal fee in the amount of $15,000 on the date of issuance of the Series 2020A Bonds, and the Company will pay the Issuer’s closing fee and legal fee with respect to the Series 2020B Bonds on the date of issuance of such Series 2020B Bonds. The Company will also pay any other administrative expenses incurred in connection with the financing of the Project, and any such additional fees and expenses (including reasonable attorney’s fees) incurred by the Issuer or the Trustee in connection with inquiring into, or enforcing, the performance of the Company’s obligations hereunder, within 30 days of receipt of a statement from the Issuer requesting payment of such amount. ARTICLE IV LOAN BY ISSUER; REPAYMENT OF INSTALLMENT PAYMENTS AND ADDITIONAL PAYMENTS Section 4.01. Loan of Proceeds; Installment Payments. The Issuer agrees, upon the terms and conditions contained in this Agreement, to lend to the Company the proceeds received by the Issuer from the sale of the Bonds. Such proceeds shall be disbursed to or on behalf of the Company as provided in Section 3.02. On each date on which any payment of principal or redemption price of, or interest on, the Bonds shall become due (whether at maturity, or upon redemption or acceleration or otherwise), the Company will pay or cause to be paid to the Trustee, in immediately available funds, an amount which, together with other moneys held by the Trustee under the Indenture and available therefor, will enable the Trustee to make such payment of principal or redemption price of, of or interest on, the Bonds to the Bondholders in full in a timely manner (“Installment Payments”). In furtherance of the foregoing, so long as any Bonds are outstanding, the Company will pay or cause to be paid all amounts required to prevent any deficiency or default in any payment of principal or redemption price of, or interest on, the Bonds, including any deficiency caused by an act or failure to act by the Trustee, the Company, the Issuer or any other Person. The Issuer assigns all amounts payable under this Section by the Company to the Trustee pursuant to the Indenture for the benefit of the Bondholders. The Company assents to such assignment. Accordingly, the Company will pay directly to the Trustee at its designated office all payments payable by the Company pursuant to this Section. The obligation of the Company to make any Installment Payments shall be deemed to have been satisfied to the extent of any corresponding payment made by a Bank to the Trustee pursuant to a Letter of Credit then in effect with respect to the Bonds. The Company further covenants that it will make any payments required to be made pursuant to Sections 2.04 (including Article III of Exhibit B hereto) and 4.06 of the Indenture at the applicable Purchase Price thereof by 4:00 p.m. New York City time; provided however the obligation to make such payments shall have been deemed satisfied to the extent that such Purchase Price shall have been paid from remarketing proceeds, from a draw under a Letter of Credit or Alternate Credit Facility or from payment by the Company pursuant to Section 3.02(a)(2) of Exhibit B hereto. 10

Section 4.02. Additional Payments. The Company will also pay the following upon demand after receipt of a bill therefor: (a) The reasonable and documented out-of-pocket fees and expenses, including reasonable attorneys’ fees, of the Issuer incurred in connection with this Agreement, the Indenture, the Tax Regulatory Agreement and the Bonds, the Continuing Disclosure Agreement and the making of any amendment or supplement thereto, including, but not limited to: (i) those described in Section 3.05 (which includes, among other fees and expenses, the fees and expenses associated with the initial drafting, execution and delivery of this Agreement, the Indenture, the Tax Regulatory Agreement, the Continuing Disclosure Agreement and the Bonds), (ii) those described in Section 7.04 and (iii) any other payments or indemnification required under Section 5.02. (b) The reasonable and documented out-of-pocket fees and expenses of the Trustee[, the Tender Agent, if any, and the Remarketing Agent, if any], including reasonable attorneys’ fees, for any services rendered by it under the Indenture, including those described in Section 7.04 in connection with inquiring into or enforcing the performance of the Company’s obligations hereunder, and any other payments or indemnification required under Section 5.02, such fees, expenses and payments to be paid directly to the Trustee[, the Tender Agent, if any, and the Remarketing Agent, if any.] for its own account as and when such fees and expenses become due and payable. The Company further agrees to pay all reasonable and documented out-of-pocket costs and expenses (including reasonable attorney’s fees and expenses) of the Issuer and the Trustee[, the Tender Agent, if any, and the Remarketing Agent, if any] incurred after the initial issuance of the Bonds in the preparation of any responses, reproduction of any documentation or participation in any inquiries, investigations or audits from any Person solely or primarily in connection with the Bonds, including without limitation, the Internal Revenue Service, the Securities Exchange Commission or other governmental agency. Section 4.03. Deposit of Moneys in Bond Fund; Moneys for Purchase and Redemption. The Company may at any time deposit moneys in the Bond Fund, without premium or penalty, to be held by the Trustee for application to Installment Payments not yet due and payable, and the Issuer agrees that the Trustee shall accept such deposits when tendered by the Company. Such deposits shall be credited against the Installment Payments, or any portion thereof, in the order of their due dates. Such deposits shall not in any way alter or suspend the obligations of the Company under this Agreement during the term hereof as provided in Section 10.01. In addition, the Company may deliver moneys to the Trustee for use for optional redemption of Bonds pursuant to Sections 6,01 and 6.02 and shall deliver moneys to the Trustee for mandatory redemption of Bonds as required by Section 4.02(b)(ii) of the Indenture. Section 4.04. Obligations Unconditional. The obligations of the Company to make payments required by Sections 4.01, 4.02 and 4.03 and to perform its other agreements contained herein shall be absolute and unconditional, and the Company shall make such payments without abatement, diminution or deduction regardless of any cause or circumstance whatsoever, including, 11 without limitation, any defense (other than payment), setoff, recoupment or counterclaim which the Company may have or assert against the Issuer, the Trustee or any other Person. Section 4.05. Assignment by Company. Rights granted to the Company under this Agreement may be assigned in whole or in part by the Company without the necessity of obtaining the consent of the Issuer or the Trustee, subject, however, to each of the following conditions: (a) unless waived by the Issuer or the Trustee, the Company shall notify the Issuer and the Trustee in writing of the identity of any assignee at least 30 days prior to the effective date of such assignment; (b) no assignment shall relieve the Company from primary liability hereunder for its obligations hereunder, and the Company shall continue to remain primarily liable for the payment of the Installment Payments and Additional Payments and for performance and observance of the agreements on its part herein provided to be performed and observed by it; (c) any assignment from the Company must retain for the Company such rights and interests as will permit it to perform its obligations under this Agreement; (d) the Company shall, within 30 days after the execution thereof, furnish or cause to be furnished to the Issuer and the Trustee a true and complete copy of each such assignment; and (e) any assignment from the Company shall not materially impair fulfillment of the purposes to be accomplished by operation of the Project Facilities as a project, the refinancing of which is permitted under the Act. Section 4.06. Assignment by Issuer. The Issuer will assign its rights under and interest to this Agreement (except for the Unassigned Issuer Rights) to the Trustee pursuant to the Indenture as security for the payment of the Bonds. Otherwise, the Issuer will not sell, assign or otherwise dispose of its rights under or interest in this Agreement nor create or permit to exist any lien, encumbrance or security interest thereon. ARTICLE V ADDITIONAL AGREEMENTS AND COVENANTS Section 5.01. Lease, Sale or Grant of Use by Company. Subject to the provisions of Section 5.03, the Company may lease, sell or grant the right to occupy and use the Project Facilities, in whole or in part, to others, provided that: (a) no such grant, sale or lease shall relieve the Company from its obligations under this Agreement; (b) the Company shall retain such rights and interests as will permit it to comply with its obligations under this Agreement; 12

(c) no such grant, sale or lease shall impair the purposes of the Act; and (d) the Company shall receive an Opinion of Nationally Recognized Bond Counsel that such grant, sale or lease does not have an adverse effect upon the tax-exempt status of the Bonds. Section 5.02. Indemnification of Issuer and Trustee. The Company agrees that the Issuer, the State and their respective members, officers, employees and agents, and the Trustee and the Tender Agent and each of its officers, employees and agents, shall not be liable for, and the Company covenants and agrees to protect, exonerate, defend, indemnify and save the Issuer, the State and their respective members, officers, employees and agents, and the Trustee and its officers, employees and agents, harmless from and against (a) any and all costs, damages or liabilities which may arise out of the issuance of the Bonds, the refinancing of the Project Facilities or any breach or default on the part of the Company to be performed pursuant to the terms of this Agreement and (b) all reasonable costs, counsel fees, expenses and liabilities incurred in or about the defense of any such claims or actions or proceedings brought thereon; except in any case with respect to (1) the Issuer, the State and their respective members, officers, employees and agents as a result of the gross negligence or willful misconduct of the Issuer, the State and such respective members, officers, employees and agents and (2) the Trustee and its officers, employees and agents as a result of the negligence or willful misconduct of the Trustee or such officers, employees or agents. The Company may, at its cost and in its name or in the name of the Issuer or the Trustee, as the case may be, prosecute or take any other action involving third persons which the Company deems necessary in order to ensure or protect the Company’s rights under this Agreement; in such event, the Issuer or the Trustee, as the case may be, will reasonably cooperate with the Company, but at the sole expense of the Company. The Company agrees to indemnify the Trustee and the Issuer for and to hold each of them harmless against all liabilities, claims, court costs and reasonable and documented out-of-pocket expenses (including reasonable and documented fees and expenses of counsel necessary in defending against the same) incurred without gross negligence or willful misconduct on the part of the Issuer or incurred without negligence or willful misconduct on the part of the Trustee, as applicable, on account of any action taken or omitted to be taken by the Issuer or the Trustee, as applicable, in accordance with the terms of this Agreement, the Bonds or the Indenture or any action taken at the request of or with the consent of the Company, including the costs and expenses of the Issuer and the Trustee, as applicable, in defending itself against any such claim, action or proceeding brought in connection with the exercise or performance of any of its powers or duties under this Agreement, the Bonds or the Indenture. In case any actions or proceeding is brought against the Issuer or the Trustee in respect of which indemnity may be sought hereunder, the party seeking indemnity shall promptly (but in any event within 15 days of receipt of service) give notice of that action or proceeding to the Company enclosing copies of all papers served, and the Company upon receipt of that notice shall have the obligation and the right to assume the defense of the action or proceeding; provided, that failure of a party to give that notice shall not relieve the Company from any of its obligations under this Section unless that failure materially prejudices the defense of the action or proceeding by the Company. An indemnified party may employ separate counsel and participate in the defense thereof, and the Company shall pay the reasonable fees and expenses of such separate counsel; 13 provided, however, that an indemnified party may only employ separate counsel at the expense of the Company if in the reasonable, good faith judgment of such indemnified party (i) a conflict of interest exists by reason of common representation or (ii) there are legal defenses available to such indemnified party that are different from or are in addition to those available to the Company or another indemnified party or if all parties commonly represented do not agree as to the action (or inaction) of counsel. Such indemnified party agrees to give the Company prior written notice of any determination that such a conflict exists and that it intends to retain separate counsel. The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent (which shall not be unreasonably withheld or delayed), but if settled with the consent of the Company, or if there be a final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless any such indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding anything contained herein to the contrary, the Company shall not be obligated to indemnify or hold harmless the Issuer, the State or their respective members, officers, employees and agents for their gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) or the Trustee or its officers, employees and agents for their negligence or willful misconduct. The foregoing indemnification is intended to and shall include the indemnification of all affected officials, directors, trustees, officers, employees and agents of the Issuer and the Trustee, respectively. That indemnification is intended to and shall be enforceable by the Issuer and the Trustee, respectively, to the full extent permitted by law, and the foregoing indemnification shall survive beyond the termination or discharge of the Indenture or payment of the Bonds. Section 5.03. Company Not to Adversely Affect Exclusion from Gross Income of Interest on Bonds. The Company hereby represents that it has taken and caused to be taken, and covenants that it will take and cause to be taken, all actions that may be required of it, alone or in conjunction with the Issuer, for the interest on the Bonds to be and to remain excludable from gross income for federal income tax purposes, and represents that it has not taken or permitted to be taken on its behalf, and covenants that it will not take or permit to be taken on its behalf, any action that would adversely affect such excludability under the provisions of the 1954 Code or the Code, as applicable. The Company also covenants that it will restrict the investment and reinvestment and the use of the proceeds of the Bonds in such manner and to such extent, if any, as may be necessary so that the Bonds will not constitute arbitrage bonds under Section 148 of the Code. The Company hereby covenants that on or before the 90th day following the date any of the Project Facilities are no longer being operated as qualifying exempt facilities under the Code (unless such facilities have simply ceased to be operated), or such later date as provided in the Indenture, the Company shall cause a related amount of Bonds to be redeemed pursuant to the Extraordinary Mandatory Redemption provision of the Bonds as provided in Section 4.02(b)(ii) of the Indenture. Section 5.04. Company to Maintain its Existence; Mergers or Consolidations. The Company covenants that it will not merge or consolidate with any other legal entity or sell or 14 convey all or substantially all of its assets to any other legal entity, except that the Company may merge or consolidate with, or sell or convey all or substantially all of its assets to any other legal entity, provided that (a) the Company shall be the continuing legal entity or the successor legal entity (if other than the Company) shall be a legal entity organized and existing under the laws of the United States of America or a state thereof, qualified to do business in the State, and such legal entity shall expressly assume the due and punctual payment of the Installment Payments and the Additional Payments hereunder in order to ensure timely and proper payment of the principal of and interest on all the Bonds, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Agreement to be performed by the Company (an “Assumption Agreement”) and (b) the Company or such successor legal entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition and no event which with the lapse of time, the giving of notice or both would constitute an Event of Default under Section 7.01 shall have occurred and be continuing. The Company shall, within 30 days after the execution of an Assumption Agreement, furnish to the Issuer and the Trustee an executed copy of such Assumption Agreement and appropriate documentation demonstrating that the successor legal entity (if other than the Company) is organized and existing under the laws of the United States of America or a state thereof and is qualified to do business in the State. In the case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor legal entity of the obligations under this Agreement and on the Bonds in accordance with the foregoing, such successor legal entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as a party hereto, and the Company shall thereupon be relieved of any further obligations or liabilities hereunder and upon the Bonds and the Company as the predecessor legal entity may thereupon or at any time thereafter be dissolved, wound-up or liquidated. Section 5.05. Reports and Audits. The Company shall as soon as practicable but in no event later than six months after the end of each of its fiscal years, file with the Trustee and the Issuer, audited financial statements of the Company prepared as of the end of such fiscal year; provided that the Company may satisfy this requirement by its filing of such information with the Securities and Exchange Commission (www.sec.gov) and the Municipal Securities Rulemaking Board (www.emma.msrb.org) in accordance with their respective filing requirements, and the Trustee's receipt of such shall not constitute actual or constructive notice or knowledge of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder. The Trustee shall have no duty to review such financial statements, shall be deemed to have actual or constructive notice or knowledge of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder or whether any default or Event of Default may have occurred, and the Trustee shall not have any duty to verify the accuracy of such financial statements or any portion thereof. Section 5.06. Insurance. The Company shall maintain, or cause to be maintained, insurance covering the Project Facilities against such risks and in such amounts as is customarily 15 carried by similar industries as the Company, and which insurance may be, in whole or in part, self- insurance. Section 5.07. Company to Furnish Notices and Opinions Relating to Changes in Interest Rate Periods. The Company is hereby granted the option to designate from time to time changes in Interest Rate Periods in the manner and to the extent set forth in Section 2.03 of Exhibit B of the Indenture. In the event the Company elects to exercise any such option, the Company agrees that it shall cause notices of proposed changes in Interest Rate Periods to be given in accordance with the provisions of Section 2.03 of Exhibit B of the Indenture and to deliver any Opinions of Nationally Recognized Bond Counsel required under the Indenture in connection therewith. ARTICLE VI OPTIONS; PREPAYMENT OF INSTALLMENT PAYMENTS Section 6.01. Options to Terminate Agreement. The Company shall have, and is hereby granted, an option to prepay the Installment Payments and terminate this Agreement, upon satisfaction of the following conditions at any time prior to full payment of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture): (a) in accordance with Article IX of the Indenture, by paying to the Trustee an amount which, when added to the amount on deposit in the funds established under the Indenture and available therefor, will be sufficient to pay, retire and, pursuant to the Indenture, redeem all the outstanding Bonds in accordance with the provisions of the Indenture (including, without limiting the generality of the foregoing, principal of and interest to maturity or the earliest applicable redemption date, as the case may be, and expenses of redemption and the Trustee’s fees and expenses due hereunder or under the Indenture), and, in case of redemption, making arrangements satisfactory to the Trustee for the giving of the required notice of redemption, (b) by giving the Issuer notice in writing of such termination and (c) by making full payment of Additional Payments due under Section 4.02; thereafter such termination shall forthwith become effective. Any prepayment pursuant to this Section shall either comply with the provisions of Article IX of the Indenture or result in redemption of the Bonds within 90 days of the date of prepayment. Nothing contained in this Section shall prevent the payment of part of any of the Bonds pursuant to Article IV or Section 9.02 of the Indenture. Section 6.02. Option to Prepay Installment Payments upon Extraordinary Optional Redemption under Indenture. The Company has the option to prepay the Loan, in whole or in part, and thereby cause the redemption of the Bonds on the terms and conditions set forth in Section 4.02(a) of the Indenture. The Company shall also have the option, upon the occurrence of certain extraordinary circumstances described therein, to prepay the Loan in whole or in part upon the terms and conditions set forth in Section 4.02(b)(i) of the Indenture. Section 6.03. Mandatory Prepayment of Installment Payments. The Company shall have and hereby accepts the obligation to prepay Installment Payments with respect to the Bonds to the extent Extraordinary Mandatory Redemption of the Bonds is required pursuant to Section 4.02(b)(ii) of the Indenture. 16

Section 6.04. Actions by Issuer. At the request of the Company or the Trustee, the Issuer shall take all steps required of it under the applicable provisions of the Indenture or the Bonds to effect the redemption of all or a portion of the Bonds pursuant to this Article VI; provided that, in such event, the Company shall reimburse the Issuer for its reasonable expenses, including attorneys’ fees, incurred in complying with such request. Section 6.05. Release of Indenture in Event of Prepayment of Installment Payments. Upon the payment of all amounts due hereunder and under the Indenture pursuant to any option or obligation to prepay the Installment Payments in full as provided in this Agreement, the Issuer shall, upon receipt of the prepayment by the Trustee, deliver to the Company, if necessary, a release from the Trustee of the lien of the Indenture. ARTICLE VII EVENTS OF DEFAULT AND REMEDIES Section 7.01. Events of Default. Each of the following shall be an Event of Default: (a) The Company shall fail to pay the amounts required to be paid under Section 4.01 or 4.02 on the date specified therein. (b) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed under this Agreement, other than as referred to in Section 7.01(a), (other than certain representations, warranties and covenants regarding various matters relating to the tax status of the interest on the applicable series of Bonds) for a period of 60 days after written notice specifying such failure and requesting that it be remedied shall have been given to the Company by the Issuer or the Trustee, unless the Issuer and the Trustee (acting at the written direction of the holders of a majority in aggregate principal amount of the Outstanding Bonds) shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, it shall not constitute an Event of Default if corrective action is instituted by the Company within the applicable period and is being diligently pursued until the default is corrected. (c) The dissolution or liquidation of the Company or the voluntary initiation by the Company of any proceeding under any federal or state law relating to bankruptcy, insolvency, arrangement, reorganization, readjustment of debt or any other form of debtor relief, or the initiation against the Company of any such proceeding which shall remain undismissed for 60 days, or failure by the Company to promptly have discharged any execution, garnishment or attachment of such consequence as would materially impair the ability of the Company to carry on its operations, or assignment by the Company for the benefit of creditors, or the entry by the Company into an agreement of composition with creditors or the failure generally by the Company to pay its debts as they become due. (d) The occurrence of an Event of Default as defined in the Indenture. Any declaration of default under subparagraph (c) and the exercise of remedies upon any such declaration will be subject to any applicable limitations of federal bankruptcy law affecting or 17 precluding that declaration or exercise during the pendency of or immediately following any bankruptcy, liquidation or reorganization proceedings. Section 7.02. Remedies on Default. Whenever an Event of Default shall have happened and be existing, any one or more of the following remedial steps may be taken: (a) if acceleration of the principal amount of a series of Bonds has been declared pursuant to Section 7.03 of the Indenture, the Issuer or the Trustee shall declare all Installment Payments to be immediately due and payable, whereupon the same shall become immediately due and payable; or (b) the Issuer or the Trustee may pursue all remedies now or hereafter existing at law or in equity to collect all amounts then due and thereafter to become due under this Agreement or to enforce the performance and observance of any other obligation or agreement of the Company under those instruments. Notwithstanding the foregoing, the Trustee shall not be obligated to take any step that in its reasonable opinion will or might cause it to expend time or money or otherwise incur liability unless and until satisfactory indemnity has been furnished to the Trustee at no cost or expense to it. Any amounts collected pursuant to action taken under this Section (except for amounts payable directly to the Issuer or the Trustee pursuant to Section 3.05, 4.02, 5.02 or 7.04) shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture or, if the Outstanding Bonds have been paid and discharged in accordance with the provisions of the Indenture, shall be paid as provided in Section 9.01 of the Indenture for transfers of remaining amounts in the Bond Fund. The provisions of this Section are subject to the further limitation that the rescission by the Trustee of its declaration that all of the Bonds are immediately due and payable also shall constitute an annulment of any corresponding declaration made pursuant to paragraph (a) of this Section and a waiver and rescission of the consequences of that declaration and of the Event of Default with respect to which that declaration has been made, provided that no such waiver or rescission shall extend to or affect any subsequent or other default or impair any right consequent thereon. Section 7.03. No Remedy Exclusive. No remedy conferred upon or reserved to the Issuer or the Trustee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement, now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair that right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than any notice required by law or for which express provision is made herein. Section 7.04. Agreement to Pay Fees and Expenses. If an Event of Default should occur and the Issuer or the Trustee should incur expenses, including attorneys’ fees, in connection with the enforcement of this Agreement or the collection of sums due hereunder, the Company shall reimburse the Issuer and the Trustee, as applicable, for their reasonable and documented out-of- pocket expenses so incurred upon demand. 18

Section 7.05. No Waiver. No failure by the Issuer or the Trustee to insist upon the performance by the Company of any provision hereof shall constitute a waiver of their right to performance and no express waiver shall be deemed to apply to any other existing or subsequent right to remedy the failure by the Company to observe or comply with any provision hereof. Section 7.06. Notice of Default. The Company shall notify a Responsible Officer of the Trustee immediately and in writing if it becomes aware of the occurrence of any Event of Default hereunder or of any fact, condition or event which, with the giving of notice or passage of time or both, would become an Event of Default. ARTICLE VIII DISCLOSURES Section 8.01. [Reserved]. ARTICLE IX MISCELLANEOUS Section 9.01. Term of Agreement. This Agreement shall be and remain in full force and effect from the date of issuance of the Bonds until such time as all of the Bonds shall have been fully paid (or provision made for such payment) pursuant to the Indenture and all other sums payable by the Company under this Agreement shall have been paid, except for obligations of the Company under Sections 3.05, 4.02, 5.02 and 7,04, which shall survive any termination of this Agreement. Notwithstanding any termination of this Agreement, any payment of any or all of the Bonds or any discharge of the Indenture, if Bonds are redeemed pursuant to the Extraordinary Mandatory Redemption provisions of Section 4.02(b)(ii) of the Indenture, the Company shall pay all additional amounts required to be paid under Article IV of the Indenture at the time provided therein. Section 9.02. Amounts Remaining in Funds. Any amounts in the Bond Fund remaining unclaimed by the Holders of Bonds (whether at stated maturity, by redemption or pursuant to any mandatory sinking fund requirements or otherwise), shall be deemed to belong, and shall be paid, to the proper party pursuant to applicable escheat laws. Further, any other amounts remaining in the Bond Fund, the Project Fund and any other special fund or account created under this Agreement or the Indenture after all of the outstanding Bonds shall be deemed to have been paid and discharged under the provisions of the Indenture and all other amounts required to be paid under this Agreement and the Indenture have been paid, shall be paid to the Company to the extent that those moneys are in excess of the amounts necessary to effect the payment and discharge of the outstanding Bonds. Notwithstanding any other provision of this Agreement or the Indenture, under no circumstances shall proceeds of a draw on a Letter of Credit, any Alternate Credit Facility or remarketing proceeds be paid to the Issuer or the Company. 19

Section 9.03. Notices. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given at the applicable Notice Address as provided in Section 13.03 of the Indenture. Section 9.04. Extent of Covenants of Issuer; No Personal Liability. All covenants, obligations and agreements of the Issuer contained in this Agreement or the Indenture shall be effective to the extent authorized and permitted by applicable law. No such covenant, obligation or agreement shall be deemed to be a covenant, obligation or agreement of any present or future member, trustee, officer, agent or employee of the Issuer in other than his or her official capacity, and no official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or by reason of the covenants, obligations or agreements of the Issuer contained in this Agreement or in the Indenture. Section 9.05. Binding Effect. This Agreement shall inure to the benefit of and shall be binding in accordance with its terms upon the Issuer, the Company and their respective permitted successors and assigns. Section 9.06. Amendments and Supplements. Except as otherwise expressly provided in this Agreement or the Indenture, subsequent to the issuance of the Bonds and prior to all conditions provided for in the Indenture for release of the Indenture having been met, this Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with the provisions of Article XI of the Indenture, as applicable. Section 9.07. Execution Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument. Section 9.08. Severability. If any provision of this Agreement, or any covenant, obligation or agreement contained herein is determined by a court to be invalid or unenforceable, that determination shall not affect any other provision, covenant, obligation or agreement, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each such provision, covenant, obligation or agreement shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law. Section 9.09. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State and for all purposes shall be governed by and construed in accordance with the laws of the State. Section 9.10. Further Assurances and Corrective Instruments. The Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for the further assurance, correction or performance of the expressed intention of this Agreement. Section 9.11. Issuer and Company Representatives. Whenever under the provisions of this Agreement the approval of the Issuer or the Company is required or the Issuer or the Company is required to take some action at the request of the other, such approval or such request shall be 20 given for the Issuer by a Designated Officer and for the Company by an Authorized Company Representative. The Trustee shall be authorized to act on any such approval or request. Section 9.12. Immunity of Incorporators, Stockholders, Officers and Directors. No recourse under or upon any obligation, covenant or agreement contained in this Agreement or in any agreement supplemental hereto, or in the Bonds, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any stockholder, member, officer or director, as such, past, present or future, of the Company or of any predecessor or, subject to Section 5.04, successor legal entity, either directly or through the Company or any predecessor or successor legal entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Bonds by the Holders thereof and as part of the consideration for the issuance of the Bonds. Section 9.13. Section Headings. The table of contents and headings of the various articles and sections of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof. References to article and section numbers are references to sections in this Agreement unless otherwise indicated. Section 9.14. Concerning the Trustee. The rights, privileges, protections, indemnities and immunities of the Trustee under the Indenture are hereby incorporated herein as if set forth herein in full and shall be extended to, and shall be enforceable by, the Trustee hereunder. Section 9.15. Limitation of Liability of the Issuer. (a) Notwithstanding any provision of the Indenture, this Agreement or the Bonds to the contrary: (i) The Bonds are special, limited obligations of the Authority, payable solely from and secured by the revenues pledged for the payment thereof pursuant to the Indenture and this Agreement. The Bonds are not and never shall become general obligations of the Authority. (ii) Neither the Authority, the State, nor any of its political subdivisions shall be directly, indirectly, contingently or morally obligated to use any other moneys or assets to pay all or any portion of the debt service due on the Bonds, to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment. (iii) The State shall not in any event be liable for the performance of any pledge, obligation or agreement of any kind whatsoever that may be undertaken or made by the Authority or the Obligor. The Authority shall not in any event be liable for the performance of any pledge, obligation or agreement of any kind whatsoever undertaken or made by the Obligor. (iv) The Bonds are not a pledge of the faith and credit of the Authority, the State or any of its political subdivisions nor do they constitute indebtedness within the meaning of any constitutional or statutory debt limitation. Neither the Bonds, this Agreement, nor any of the agreements or obligations of the Authority or the Obligor shall be construed to (i) constitute an indebtedness or obligation, general, moral or otherwise, of the State or the Authority within the meaning of any constitutional or statutory provisions or (ii) give rise 21 to any pecuniary liability on, or be a charge against, the general credit or taxing powers of the State or the Authority. (v) The Authority shall not be liable for payment of the principal of, premium, if any, or interest on the Bonds or any other costs, expenses, losses, damages, claims or actions of any conceivable kind on any conceivable theory, under or by reason of or in connection with the Indenture, the Bonds or any other documents, except only to the extent amounts are received for bond payments or loan payments from the Obligor under the Indenture or this Agreement. (vi) It is hereby understood and agreed that all of the representations and warranties of the Authority contained in the Bond Indenture and this Agreement are subject to the limitations set forth in this Section 9.15 and are not intended to and do not create a general obligation of the Authority. (b) Notwithstanding any provision of the Indenture, this Agreement or the Bonds to the contrary, the Authority shall be entitled to refrain from taking any action otherwise required of it under the Indenture, the Tax Regulatory Agreement or this Agreement unless and until the Company shall have caused adequate provision for the payment of any and all reasonable costs and expenses, outlays, and counsel fees and other disbursements, and against all liability, to provide for the account of the Authority in advance of taking such action. Notwithstanding any provision of the Indenture, this Agreement or the Bonds to the contrary, the Authority may consult with independent counsel, chosen by it with reasonable care, and shall not be liable for action taken or not taken in good faith in reliance upon the written advice or opinion of such counsel. (c) Notwithstanding any provision of the Indenture, this Agreement or the Bonds to the contrary: (i) No person executing the Indenture, the Bonds, this Agreement, any certificate, or any other agreement or instrument of Authority (each an “Authority Delivery”), is liable personally on or with respect to such Authority Delivery or otherwise subject to any personal liability or accountability by reason thereof. (ii) No recourse shall be had for the payment of the principal of, premium, if any, or the interest on the Bonds or for any claim based thereon or any certification, obligation, covenant or agreement in any Authority Delivery against any past, present or future member, officer, agent, attorney, employee, director, trustee or other official of the Authority or any incorporator, member, officer, agent, attorney, employee, director, trustee, other official or independent contractor of any successor corporation of the Authority or any person executing the Bonds or any other Authority Delivery. (iii) No covenant, stipulation, promise, certification, agreement or obligation contained in the Bonds, the Bond Indenture, this Agreement or any other Authority Delivery executed in connection therewith shall be deemed to be the covenant, stipulation, promise, agreement or obligation of any present or future member, director, trustee, officer, agent, attorney, employee or other official of the Authority in his or her individual capacity, and neither any official of the Authority, nor any officers executing the Bonds, shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason 22 of the issuance of the Bonds unless such claim is based upon the willful dishonesty of or intentionally violation of law by such person. (d) By their purchase of each Bond, each Bondholder shall be deemed to have acknowledged and agreed to the provisions of this Section 9.15 and that the Authority has no taxing power. Section 9.16. Disclosures. (a) Pursuant to Securities and Exchange Commission (the "SEC") Rule 15c2-12 promulgated under the Securities Exchange Act of 1934, as amended, the Company hereby covenants and agrees to comply, or to cause compliance with, when and if applicable, the continuing disclosure requirements promulgated thereunder, as such rule may from time to time hereafter be amended or supplemented. Notwithstanding any other provision of this Agreement, failure of the Company to comply, or to cause compliance with, the requirements of SEC Rule 15c2-12, as it may from time to time hereafter be amended or supplemented, shall not be considered a default hereunder; however, the Trustee, at the written request of [the Remarketing Agent or] any Holder of Outstanding Bonds, shall, but only to the extent indemnified to its satisfaction from and against any cost, liability or expense related thereto, including, without limitation, fees and expenses of its attorneys and advisors and additional fees and expenses of the Trustee or any Bondholder or beneficial owner of the Bonds, take such actions as may be necessary and appropriate, including seeking mandamus or specific performance by court order, to cause the Company to comply with its obligations pursuant to this Section 9.16. (b) The Company acknowledges, represents and warrants to the Issuer and other parties in interest that the official statement or any other offering document used in connection with the issuance of the Bonds (i) were prepared solely by the Company without any representation or guidance by or from the Issuer as to any matters of law or fact (other than under the captions "THE ISSUER" and “NO LITIGATION” (as it relates to the Issuer) (the “Issuer Portion”), whether expressed therein or otherwise applicable thereto (or omitted therefrom), (ii) solely reflect and sets forth the Company's understandings, judgments and determinations as to all relevant matters of law or fact, whether expressed therein or otherwise applicable thereto (or omitted therefrom), and (iii) solely reflect and sets forth the Company's expectations as to any such matters as may be set forth therein. The Company acknowledges, represents and warrants to the Issuer and other parties in interest that any continuing disclosure document hereafter used in connection with the Bonds (i) will be prepared solely by the Company without any representation or guidance by or from the Issuer as to any matters of law or fact (except for facts pertaining to the Issuer's approval of the Bonds and authorization thereof), whether expressed therein or otherwise applicable thereto (or omitted therefrom), (ii) will solely reflect and sets forth the Company's understandings, judgments and determinations as to all relevant matters of law or fact, whether expressed therein or otherwise applicable thereto (or omitted therefrom), and (iii) will solely reflect and sets forth the Company's expectations as to any such matters as may be set forth therein. (c) The Company acknowledges and agrees that the Issuer has no initial or continuing disclosure related obligation in connection with the Bonds, provided that the information set forth in the Issuer Portion in the official statement used in connection with the original issuance of the Bonds has been obtained from Issuer. 23

Section 9.17. Purchase of Bonds. For so long as a Letter of Credit or Alternate Credit Facility is in effect, the Company agrees that it shall not use its own funds to purchase Bonds from any Person and that it shall cause any affiliate and any shareholder, member or other owner of the Company not to use its own funds to purchase Bonds from any Person; provided, however, that the foregoing shall not apply to a purchase of Bonds from the Remarketing Agent if the Remarketing Agent has used its own funds to purchase the Bonds. [Remainder of page intentionally left blank] 24

IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be duly executed in their respective names, all as of the date hereinbefore written. INDIANA FINANCE AUTHORITY By: /s/ Cristopher R. Johnston Cristopher R. Johnston, Chair [SEAL] Attest: By: /s/ Dan Huge Dan Huge, Public Finance Director of the State of Indiana UNITED STATES STEEL CORPORATION By:/s/ Arne Jahn Arne Jahn Vice President – Treasurer & Chief Risk Officer [Signature Page to Loan Agreement] [Indiana Finance Authority Environmental Improvement Revenue Bonds, Series 2020A (United States Steel Corporation Project)][Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds, Series 2020B (United States Steel Project)]

EXHIBIT A PROJECT FACILITIES The Series 2020A Bonds are being issued to finance all or a portion of Solid waste disposal facilities, including but not limited to a landfill, dust catcher and integral components of these facilities, located at the United States Steel Corporation Gary Works, One North Broadway, Gary, Indiana. The remaining outstanding principal amount of the Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds, Series 2010 (United States Steel Corporation Project) to be refunded with the proceeds of the sale of the Series 2020B Bonds, refunded the following two series of bonds (the “Prior Bonds”) issued by the Indiana Development Finance Authority (predecessor to Indiana Finance Authority (the “Issuer”)) for which United States Steel Corporation was the obligor at the time of issuance of the Refunded Bonds: (1) Environmental Improvement Revenue Bonds (USX Corporation Projects) Refunding Series of 1996 (the “1996 Bonds”); and (2) Environmental Improvement Revenue Bonds (USX Corporation Project) Refunding Series of 1998 (the “1998 Bonds”). Each series of the Prior Bonds, in turn, refunded other series of bonds issued by the Issuer (which may have refunded other series of the Issuer’s bonds). A-1

Project Facilities refinanced with proceeds of 1996 Bonds and 1998 Bonds were located at the United States Steel Corporation Gary Works, One North Broadway, Gary, Indiana and include the following: No. 1 BOP Shop Air Pollution Control Facilities Blast Furnace Division Water - Recycle System No. 1 Coke Battery Air Quality Control Facilities No. 3 - Sinter Plant Air Quality Control Facilities Blast Furnace Division Blowdown Treatment System Nos. 5 and 7 Coke Battery Air Quality Control Facilities Nos. 13 and 15 Coke Battery Air Quality Control Facilities No. 16 Coke Battery Air Quality Control Facilities No. 3 Sinter Plant Air Quality Control Facilities Coke Plant Boilerhouse Water Quality Control Facilities Hot Strip Mill Water Quality Control Facilities USS Tubing Specialties Process Water Recycle System A-2

EXHIBIT B FORM OF DISBURSEMENT REQUEST Statement No. ____ Requesting Disbursement of Funds from Project Fund pursuant to Section 3.02 of Loan Agreement between Indiana Finance Authority and United States Steel Corporation Pursuant to Section 3.02 of the Loan Agreement, dated as of November 1, 2020 (the “Agreement”), between the Indiana Finance Authority (the “Issuer”) and United States Steel Corporation (the “Company”), the undersigned Authorized Company Representative hereby requests and authorizes The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) under the Trust Indenture, dated as of November 1, 2020 (the “Indenture”), by and between the Issuer and the Trustee, to pay to the Company or to the person(s) listed on the Disbursement Schedule, if any, attached hereto out of the moneys deposited in Series 2020A Project Account of the Project Fund (as established pursuant to the Indenture) the aggregate sum of $__________, to reimburse the Company in full, or to pay such person(s) as indicated in any Disbursement Schedule, for the advances, payments and expenditures made by it in connection with the Project. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. In connection with the foregoing request and authorization, the undersigned hereby certifies that: i. Each item for which disbursement is requested hereunder is properly payable out of the Project Fund in accordance with the terms and conditions of the Agreement and none of those items has formed the basis or any disbursement heretofore made from the Project Fund; ii. This statement and all exhibits hereto, including the Disbursement Schedule, shall be conclusive evidence of the facts and statements set forth herein and shall constitute full warrant, protection and authority to the Trustee for its actions taken pursuant hereto; and iii. This statement constitutes the approval of the Company of each disbursement hereby requested and authorized. This _________ day of ________________, 20__. Authorized Company Representative B-1

Disbursement Schedule Payee Amount Purpose B-2

EXHIBIT C FORM OF COMPLETION CERTIFICATE Pursuant to Section 3.01 of the Loan Agreement, dated as of November 1, 2020 (the “Agreement”), between Indiana Finance Authority (the “Issuer”) and United States Steel Corporation (the “Company”), the undersigned hereby certifies to the Trustee (all capitalized terms used and not otherwise defined herein having the meaning set forth in the Agreement) the following: a) the Project was substantially completed on or about ____________, 20__; b) all other facilities necessary in connection with the Project have been acquired, constructed, installed and equipped; c) $______________ shall be retained in the Project Fund for the payment of costs of the Project not yet due or for liabilities which the Company is contesting or which otherwise should be retained, because _______________________ _______________________________ [explain the reasons such amounts are being contested or should be retained]; and d) other than the amounts referred to in (c) above, of the remaining balance in the Project Fund: $________________ is being used to acquire, construct, install or equip additional personal property in connection with the Project Facilities; and/or $________________ shall be paid into the Bond Fund to be applied to pay the interest component of Bond Service Charges on the next Interest Payment Date (for which the Company shall receive a credit against its obligations to make Installment Payments equal to the amount of moneys so transferred from the Project Fund). Attached hereto is such evidence and the Opinion of Nationally Recognized Bond Counsel as are required by the Indenture, if any. This _________ day of ________________, 20__. Authorized Company Representative C-1

ASSIGNMENT KNOW ALL PERSONS BY THESE PRESENTS that the INDIANA FINANCE AUTHORITY, a body politic and corporate of the State of Indiana (the “Issuer”), for value received, hereby does assign, transfer and pledge unto THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”) under the Trust Indenture, dated as of November 1, 2020 (the “Indenture”), between the Issuer and the Trustee, and to the Trustee’s successors in the trust and its assigns, forever, all right, title and interest of the Issuer in the Loan Agreement, dated as of November 1, 2020 (the “Agreement”), between the Issuer and UNITED STATES STEEL CORPORATION (the “Company”), including, but not limited to, the Pledged Receipts (as defined in the Indenture) (but not including the Unassigned Issuer’s Rights (as defined in the Indenture)), all as provided in the Indenture and in the Agreement, and to have, hold and apply such income, payments, receipts, revenues and moneys in accordance with the Indenture; and the Issuer directs that such funds shall be paid by the Company directly to the Trustee, according to the terms of the Indenture. IN WITNESS WHEREOF, the INDIANA FINANCE AUTHORITY has caused this Assignment to be duly executed in its name and on its behalf by its Chair, and its corporate seal to be affixed hereunto and attested by the Public Finance Director of the State of Indiana, all as of this 24th day of November, 2020. INDIANA FINANCE AUTHORITY By: Cristopher R. Johnston, Chair [SEAL] Attest: Dan Huge, Public Finance Director of the State of Indiana